                                                                    Exhibit 10.2

                          GUARANTOR SECURITY AGREEMENT
                          ----------------------------

     THIS GUARANTOR SECURITY AGREEMENT (this "Agreement") is made this 1st day of July, 2003 by AMERICAN BUSINESS CREDIT CORPORATION, a Florida corporation, CORPORATE CONSULTING GROUP, INC., a Florida corporation, DANKA IMAGING DISTRIBUTION, INC., a Delaware corporation, DANKA MANAGEMENT COMPANY, INC., a Florida corporation, DANKA MANAGEMENT II COMPANY, INC., a Florida corporation, D.I. INVESTMENT MANAGEMENT, INC., a Nevada corporation, HERMAN ENTERPRISES INC. OF SOUTH FLORIDA, a Florida corporation, and QUALITY BUSINESS, INC., a Florida corporation (sometimes individually referred to as "Debtor" and sometimes collectively referred to as "Debtors"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation, having an office at 300 Galleria Parkway, N.W. Suite 800, Atlanta, Georgia 30339, as collateral and administrative agent (in such capacity, together with its successors in such capacity, "Agent") for various financial institutions (the "Lenders") that are parties from time to time to the Loan Agreement (as defined below).

     1. Grant of Security Interest. To secure the prompt payment and performance of all of the Indebtedness (as defined below), each Debtor hereby grants to Agent, for the benefit of Secured Parties (as defined in the Loan Agreement), a continuing security interest in and lien upon all of the following property and interests in property (the "Collateral") of such Debtor, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

          (a) all accounts (as defined in the UCC) and other recivables, and any and all rights of such Debtor to payment for goods sold or leased or for services rendered that are not evidenced by an Instrument or Chattel Paper, whether or not they have been earned by performance;

          (b) all inventory(as defined in the UCC), including all goods intended for sale or lease by such Debtor, or for display or demonstration; all work in process, all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing such goods or otherwise used or consumed in such Debtor's business (but excluding Equipment as defined in the Loan Agreement);

          (c)  all instruments (as defined in the UCC);

          (d)  all chattel paper (as defined in the UCC);

          (e)  all documents (as defined in the UCC);

          (f) all general intangibles (as defined in the UCC), including payment intangibles (as defined in the UCC) and software (as defined in the UCC);

          (g) all deposit accounts (as defined in the UCC), including all demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Debtor with any bank, savings and loan association, credit union, or other depository institution;

          (h) all investment property (as defined in the UCC), including all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts;

          (i) all letter-of credit rights (as defined in the UCC), including all rights of such Debtor to payment or performance under a letter of credit (whether the letter of credit is written or electronic), whether or not such Debtor has demanded or is at the time entitled to demand payment or performance;

          (j) all monies now or at any time or times hereafter in the possession or under the control of Agent or a Lender or a bailee or affiliate of Agent or a Lender, including any Cash Collateral (as defined in the Loan Agreement) in any cash collateral account;

          (k) all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a)-(j) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any person for loss of, damage to or destruction of any of the foregoing; and

          (l) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of such Debtor pertaining to any of (a) through (k) above.

For purposes hereof, "UCC" shall mean the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York.

Notwithstanding the foregoing, "Collateral" shall not include (i) any stock in a Foreign Subsidiary (as defined in the Loan Agreement), (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents to the extent that the grant of a lien or security interest therein would (A) result in a breach of the terms of, or constitute a default under, such contract, instrument, license, agreement or other document (other than to the extent that any such term would be rendered ineffective pursuant to
Section 9-406, 9-407 or 9-408 of the UCC or any successor provision or other applicable law) or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to a valid and enforceable provision, (iii) any personal property (including motor vehicles) in respect of which perfection of a lien is not either (A) governed by the Uniform Commercial Code or (B) accomplished by appropriate evidence of the lien being recorded in the U.S. Copyright Office or the U.S. Patent and Trademark Office, or (iv) any property subject to any separate pledge agreement.

The security interest granted hereby is to secure the payment and performance of the following (collectively, the "Indebtedness"): all indebtedness, liabilities and obligations of each Debtor to Agent and Secured Parties of every kind and description, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation: (A) all indebtedness, liabilities and obligations now or hereafter owing by such Debtor to Agent and Lenders under a certain Continuing Guaranty Agreement (at any time amended, the "Guaranty") among Debtors, certain affiliates of Debtors, Agent and Lenders, dated on or about the date hereof, pursuant to which each Debtor, and certain affiliates of Debtors, unconditionally guaranteed payment of all Obligations (as defined in the Loan Agreement) of Danka Office Imaging

Company and Danka Holding Company, (collectively, the "Borrowers") under that certain Loan and Security Agreement (as at any time amended, the "Loan Agreement"), dated on or about the date hereof, among Borrowers, Agent and Lenders, and (B) all indebtedness, liabilities and obligations now or hereafter owing by such Debtor, and certain of Debtors' affiliates, to Agent under this Agreement, (jointly called "Loan Documents").

     2. Representations, Covenants and Warranties of Debtors. Each Debtor, hereby represents, covenants, warrants, and agrees to and with Agent as follows:

          (a) Each Debtor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and the office at which each Debtor maintains its books and records is located at the location indicated on Exhibit A attached hereto;

          (b) Debtors, taken as a whole, are now Solvent (as defined in the Loan Agreement) and, after giving effect to the Loans to be made under the Loan Agreement, the Letters of Credit to be issued in connection with the Loan Agreement and the consummation of the other transactions described in the Loan Agreement, will be Solvent.

          (c) All risk of loss of its respective Collateral hereunder shall be upon such Debtor;

          (d) Such Debtor shall keep its respective Collateral free and clear from any and all security interests, unpaid charges, attachments, levies, and liens of every kind, except for the security interest granted hereunder to Agent and Permitted Liens (as defined in the Loan Agreement);

          (e) Such Debtor shall not change its name or its state of organization without giving Agent at least thirty (30) days prior written notice thereof;

          (f) Such Debtor shall not change its principal place of business or its chief executive office without having given Agent at least sixty (30) days prior written notice;

          (g) Such Debtor shall use, keep and maintain its respective inventory, at its places of business, and shall (i) not move such inventory therefrom, without the prior written approval of Agent, except that such Debtor may move inventory to another location in the United States so long as such Debtor shall give Agent written notice of any such new location at which inventory with a value in excess of $500,000 is maintained within 30 days of such Debtor's establishment of such location, and (ii) not dispose of any of such Collateral except for sales of inventory in the ordinary course of business, and other dispositions permitted under the Loan Agreement;

          (h) Such Debtor shall keep and maintain all material, tangible items of its respective Collateral in saleable condition, and such Debtor agrees that such Collateral may be inspected and examined by Agent or its agents during normal business hours, upon reasonable prior notice, and that Agent shall have the right to inspect, audit, examine, check, or make copies of, or extracts from, the books, files, accounts, and all other records of such Debtor pertaining to such Debtor's business or any of its respective Collateral;

          (i) Such Debtor shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, except as otherwise permitted by the Loan Agreement, and shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which could be reasonably expected to have a Material Adverse Effect (as defined in the Loan Agreement);

          (j) Such Debtor shall keep all tangible items of Collateral owned by it fully insured as required by the Loan Agreement;

          (k) During the five (5) year period preceding the date of this Agreement, such Debtor has never carried on business, trade as, been known as, used or incorporated under any name other than the name appearing on the first page of this Agreement, except as set forth on Schedule 8.1.5 to the Loan Agreement;

          (l) Such Debtor shall provide to Agent such financial information concerning such Debtor as required pursuant to the Loan Agreement; and

          (m) Such Debtor shall not merge or consolidate with, nor shall such Debtor acquire all or substantially all of the capital stock or assets of, any person or entity except as permitted by the Loan Agreement;

     3. Further Assurances; Authorization. Promptly after Agent's request therefore, Debtors shall execute, or cause to be executed, and deliver to Agent such instruments, assignments, or other documents as are necessary under the UCC or other Applicable Law to perfect (or continue the perfection of) Agent's Lien upon the Collateral and shall take such other action as may be reasonably requested by Agent to give effect to or carry out the intent and purpose of this Agreement, including, without limitation, all necessary financing statements, landlord waivers, mortgagee waivers and subordination agreements. Each Debtor shall reimburse Agent for the costs of filing or recording any such documents in all public offices deemed necessary by Agent. Each Debtor shall give Agent prompt written notice at any time such Debtor commences a material commercial tort claim (as defined in the UCC) against any person that it intends to pursue and, upon Agent's written request, shall execute such documents as are necessary under the UCC to grant to Agent and perfect Agent's lien in such commercial tort claim. Unless prohibited by Applicable Law, each Debtor hereby irrevocably authorizes Agent to execute and file in any jurisdiction any financing statement or amendment thereto on such Debtor's behalf, including financing statements with respect to the Collateral. Each Debtor also hereby ratifies its authorization for Agent to have filed in any jurisdiction any like financing statements or amendments thereto if filed prior to the date hereof. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     4. Events of Default. It is understood and agreed that an event of default shall be deemed to have occurred under this Agreement, and Agent shall be entitled to take such actions as are elsewhere provided herein, in the event that an Event of Default shall occur under the Loan Agreement.

     5. Rights and Remedies Upon Default. Upon or at any time after the occurrence of any one or more of the events of default specified in paragraph 4 hereof, the Indebtedness may become immediately due and payable as set forth in the Loan Agreement, and Agent shall thereupon have and may exercise from time to time any and all rights and remedies afforded to a secured party under the UCC, together with every right and remedy available to Agent under any other applicable law. In addition to, and without limiting the generality of the foregoing, Agent shall have the following rights and remedies:

          (a) The right at any time to notify any account debtor on any Collateral to make all payments owing to any or all of the Debtors directly to Agent for application to the Indebtedness and to collect all amounts owing from any such account debtor;

          (b) The right at any time or times, without advertisement or publication (unless required by law), to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Agent deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Agent shall have a security interest hereunder, Debtors remaining liable for any deficiency. Agent or any Lender may bid and be the purchaser at any such sale if permitted by law;

          (c) The right to conduct any such sales of Collateral on any Debtor's premises or elsewhere and the right to use any Debtor's premises without charge for such time or times as Agent may see fit;

          (d) The right to require each Debtor, at such Debtor's expense, to assemble its respective Collateral and make it available to Agent at a place reasonably convenient to both parties. Alternatively, Agent may peaceably by its own means or with judicial assistance enter each Debtor's premises and take possession of its respective Collateral or dispose of such Collateral on such Debtor's premises without resistance or interference by such Debtor;

          (e) The right to incur reasonable attorney's fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other lien which in the opinion of Agent or its counsel may in any manner or to any extent be a lien upon any of the Collateral, all of which fees, payments and expenses shall become part of Agent's expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Indebtedness; and

          (f) The right to apply the proceeds realized from any collection, sale, lease or other disposition of any of the Collateral first to the costs, expenses and attorneys' fees incurred by Agent in the collection of any Indebtedness or in connection with the repossession, preparation for sale, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon the principal amount of the Indebtedness; and third, to the principal amount of the Indebtedness. If any deficiency shall arise, each Debtor shall remain bound and liable to Agent therefor.

Agent shall not be liable or responsible to any Debtor in any way for the safeguarding of any of the Collateral, for any loss or damage thereto (except for reasonable care required while any Collateral is in Agent's actual possession), for any diminution in the value thereof, or for any act or default of any carrier, warehouseman, forwarding agency, or other person whomsoever, but the same shall be at all times at each Debtor's risk.

All rights, remedies, powers, and privileges of Agent and Lenders hereunder are cumulative and not alternative, and may be exercised concurrently or seriatim, and are in addition to and not in lieu of any other rights of Agent or Lenders at law, in equity, under statute or under any other agreement with any or all of the Debtors.

     6. Waivers. In addition to the other waivers contained herein and in any other agreement between any or all of the Debtors and Agent, each Debtor hereby expressly waives, to the extent permitted by law: demand, protest, notice of protest, notice of default or dishonor, notice of payments and nonpayments, or of any default, release, compromise, settlement, extension or renewal of all commercial paper, instruments or guaranties at any time held by Agent or any Lender on which any Debtor may in any way be liable; notice of any action taken by Agent unless expressly required by this Agreement or by law; and the benefits of Section 9-513 of the UCC to the extent it may require Agent to terminate any financing statement prior to the date on which this Agreement is terminated.

     7. Indulgences Not Waivers. Neither the failure nor any delay on the part of Agent to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to any estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise by Agent of any right, remedy, power or privilege preclude any other or further exercise by Agent of the same or of any other right, remedy, power, or privilege; nor shall any waiver by Agent of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

     8. Notice. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or, in the case of facsimile transmission, when received (if on a Business Day (as defined in the Loan Agreement) and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party as set forth below:

          (A) If to Agent:              Fleet Capital Corporation
                                        300 Galleria Parkway, N.W.
                                        Suite 800
                                        Atlanta, Georgia  30339
                                        Attention: Loan Administration, Manager
                                        Telecopy No.: (770) 859-2483

              With a courtesy copy to:  Parker, Hudson, Rainer & Dobbs LLP
                                        1500 Marquis Two Tower
                                        285 Peachtree Center Avenue, N.E.
                                        Atlanta, Georgia  30303
                                        Attention: C. Edward Dobbs, Esq.
                                        Telecopy No.: (404) 522-8409

          (B) If to Debtors:            Danka Holding Company
                                        11201 Danka Circle, N.
                                        St. Petersburg, Florida  33716
                                        Attention:  Larry Schaad, Treasurer
                                        Telecopy No.: (727) 577-4802
                                        Copy to: Keith Nelsen, Esq.
                                        Telecopy No.: (727) 579-2880

              With a courtesy copy to:  Skadden, Arps, Slate, Meagher & Flom
                                        (Illinois)
                                        333 West Wacker Drive
                                        Chicago, Illinois
                                        Attention: David F. Kolin, Esq.
                                        Telecopy No.: (312) 407-8537

or to such other address as each party may designate for itself by like notice given in accordance with this paragraph 8.

The parties hereby agree that a notice sent as specified in this paragraph at least ten (10) calendar days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Collateral is to be made by Agent shall be deemed to be reasonable notice of such sale or other disposition. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market.

     9. Governing Law. This Agreement shall be governed in all respects by, and construed in accordance with, the laws of the State of New York, including, without limitation, the Uniform Commercial Code of the State of New York.

     10. Entire Agreement. This Agreement together with the other Loan Documents constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, waived, modified, supplemented, discharged, cancelled, terminated, or amended orally or in any manner other than by an agreement in writing signed by the parties hereto.

     11. Paragraph Headings. The paragraph headings in this Agreement are for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

     12. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     13. Successors and Assigns. The rights, remedies, powers, and privileges of Agent and Lenders hereunder shall inure to the benefit of the successors and assigns of Agent and Lenders, and the duties and obligations of each Debtor hereunder shall bind the successors and assigns of such Debtor.

     14. Term of Agreement. This Agreement shall continue in full force and effect until all of the Indebtedness has been satisfied in full and the Loan Documents have been terminated. Agent agrees that upon payment in full of all Indebtedness, the security interests granted to Agent in the Collateral shall automatically terminate and all rights to the Collateral shall revert to the applicable Debtor. Agent further agrees that upon such termination of the security interests or release or re-assignment of any Collateral, Agent shall, at the expense of the applicable Debtor, return all Collateral then in Agent's possession and execute and deliver to the applicable Debtor such documents as such Debtor shall reasonably request to evidence the termination of the security interests or the release and re-assignment of such Collateral, as the case may be.

     15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. In proving this Agreement in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

     16. Forum Selection. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including N.Y. Gen. Obligs. Section 5-1401) ; provided, however, that, if any of the Collateral shall be located in any jurisdiction other than New York, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Agent's Lien upon such Collateral and the enforcement of Agent's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of New York. As part of the consideration for new value given to Borrowers under the Loan Agreement, and regardless of any present or future domicile or principal place of business of any Debtor, each Debtor hereby consents and agrees that the State Courts of New York sitting in the Borough of Manhattan, or, at Agent's option, the United States District Court for the Southern District of New York, shall have jurisdiction to hear and determine any claims or disputes among any or all Debtors pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each Debtor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court, and each Debtor hereby waives any objection that such Debtor may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such Court. Each Debtor hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by certified mail addressed to such Debtor at the address set forth in this Agreement and that service so made shall be deemed completed upon the earlier of such Debtor's actual receipt thereof or 3 days after deposit in the U.S. mails, proper postage prepaid. Nothing in this Agreement shall be deemed or operate to affect the right of Agent to serve legal process in any other manner permitted by law, or to preclude the enforcement by Agent of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

     17. Miscellaneous. Agent and any Lender may assign, or sell participations in, its right, title and interest herein, in any of the Indebtedness, in the Collateral, and in any agreements or instruments now or hereafter evidencing or securing any of the Indebtedness at any time or times without notice to or the consent of any Debtor. This Agreement shall not become effective until accepted by Agent in Atlanta, Georgia, but each Debtor hereby waives notice of such acceptance by Agent. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH DEBTOR AND AGENT HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AGREEMENT.


                         [Signatures on following pages]

 IN WITNESS WHEREOF, each Debtor has caused this Agreement to be signed, sealed and delivered in Chicago, Illinois, on the day and year first written above.


                                        AMERICAN BUSINESS CREDIT CORPORATION


                                        By: /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        CORPORATE CONSULTING GROUP, INC.


                                        By: /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        DANKA IMAGING DISTRIBUTION, INC.


                                        By: /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        DANKA MANAGEMENT COMPANY, INC.


                                        By: /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        DANKA MANAGEMENT II COMPANY, INC.


                                        By: /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------

                                       D.I. INVESTMENT MANAGEMENT, INC.


                                       By: /s/ Keith J. Nelsen
                                          ------------------------------------
                                          Name:  Keith J. Nelsen
                                               -------------------------------
                                          Title: Secretary
                                                ------------------------------


                                       HERMAN ENTERPRISES, INC. OF SOUTH FLORIDA


                                       By: /s/ Keith J. Nelsen
                                          ------------------------------------
                                          Name:  Keith J. Nelsen
                                               -------------------------------
                                          Title: Secretary
                                                ------------------------------


                                       QUALITY BUSINESS, INC.


                                       By: /s/ Keith J. Nelsen
                                          ------------------------------------
                                          Name:  Keith J. Nelsen
                                               -------------------------------
                                          Title: Secretary
                                                ------------------------------


                                       Accepted:
                                       --------


                                       FLEET CAPITAL CORPORATION, as Agent
                                       ("Agent")


                                       By: /s/ Stephen Y. McGehee
                                          ------------------------------------
                                          Name:  Stephen Y. McGehee
                                               -------------------------------
                                          Title: Senior Vice President
                                                ------------------------------

                                    EXHIBIT A

                         (Location of Books and Records)